SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 1999


                        IMAGING TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


              Delaware                 0-12641               33-0021693
     --------------------------       ----------            ------------
    (State or Other Jurisdiction     (Commission           (IRS Employer
          of Incorporation)           File No.)         Identification No.)



11031 Via Frontera,  San Diego,  California                                92127
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (619) 613-1300


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         Attached hereto as Exhibit 99.1 are the registrant's unaudited pro forma consolidated balance sheet and income statement as of January 31, 1999, which give effect to funding obtained at the beginning of February 1999 in a private placement of the registrant's Series E Preferred Stock as of February 2, 1999.

         As of the date hereof, the registrant had over $2,000,000 in net tangible assets and, accordingly, the registrant believes it is in compliance with the net tangible asset requirement of The Nasdaq SmallCap Market.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


      Exhibit
        No.                                 Description
       ----                                 -----------
       99.1 Pro forma consolidated unaudited balance sheet and income statement as of January 31, 1999, which give effect to funding obtained by the registrant at the beginning of February in a private placement of the registrant's Series E Preferred Stock. Such balance sheet and income statement are unaudited and are based on the information from the books and records of the registrant and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 1999

                          IMAGING TECHNOLOGIES CORPORATION


                          By:   /s/ Brian Bonar
                                ----------------------------------------------
                                Name: Brian Bonar
                                Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number              Description
------              -----------
99.1                Pro forma  consolidated  unaudited  balance sheet and income statement  as of January  31,  1999,  which  give  effect to funding  obtained  by the  registrant  at the  beginning  of
                    February in a private placement of the registrant's Series E
                    Preferred Stock. Such balance sheet and income statement are unaudited  and are based on the  information  from the books and records of the  registrant and certain  information  and
                    footnote   disclosures   normally   included  in   financial
                    statements prepared in accordance with generally accepted accounting principles have been omitted.

Exhibit 99.1

IMAGING TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                                 JANUARY 31,
                                                                    1999
                                                                 (Pro Forma)
       Current assets

    Cash                                                          $  1,000
    Accounts receivable, net                                         4,300
    Inventories                                                      5,400
    Prepaid expenses and other                                       1,250
                                                                  --------
     Total current assets                                           11,950
Property and equipment, net                                          1.275
Prepaid licenses                                                       635
Capitalized software, net                                            6,450
Other                                                                  250
                                                                ----------
       Total assets                                                $20,560

                      LIABILITIES AND SHAREHOLDERS' EQUITY

         Current liabilities

    Borrowings under bank lines of credit                         $  5,200
    Short-term debt                                                  4,450
    Current portion of long-term debt                                1,575
    Accounts payable and accrued expenses                            4,235
                                                                ----------
       Total current liabilities                                    15,460

Long-term debt, less current portion                                 2,456
                                                                ----------
       Total liabilities                                            17,916

         Shareholders' equity



    Series A                                                           420
     Series D & E                                                    4,200
     Common Stock                                                      100
    Paid-in capital                                                 37,669
    Shareholder loans                                                 (110)
    Accumulated deficit                                            (39,635)
                                                                 ----------
       Total shareholders' equity                                     2,644
                                                                 ----------
                                                                    $20,560




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








                IMAGING TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                   JANUARY 31,
                                                                       1999
                                                                   (Pro Forma)
Revenues
    Sales of products                                               $    585
    Engineering Fees                                                       0
    Licenses and royalties                                               105
                                                                 -----------
                                                                         690

Costs and expenses
    Cost of Products Sold                                                410
     Selling, general and administrative                               1,000
     Cost of Engineering Fees                                            250
                                                                 -----------
                                                                     $ 1,660
                                                                 -----------
Income (loss) from operations                                          (970)

Other expense
    Interest, net                                                      (105)
                                                                 -----------
Income (loss) before taxes                                            (1075)
Income tax expense                                                       (3)
                                                                  ----------
Net income (loss)                                                    $(1078)
                                                                  ----------

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